UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

S WIND-UP CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-25315	94-3225290
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

P.O. BOX B.D.

LOS ALTOS, CA 94023

(Address of principal executive offices) (Zip code)

(650) 599-5846

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Auditors

On February 22, 2005, S Wind-up Corporation (the “Company”) notified KPMG, LLP (“KPMG”) of its board decision to dismiss KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the financial statements of the Company as of and for the three years ended December 31, 2002 contained a separate paragraph stating “the Company has incurred significant losses from operations, has an accumulated deficit of $129.4 million and deficit working capital of $4.6 million at December 31, 2002. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 and Note 17. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” KPMG’s report on the financial statements of the Company as of and for the three years ended December 31, 2003 contained a separate paragraph stating “As described in Note 1 to the consolidated financial statements, the stockholders of Sagent Technology, Inc. approved a plan of liquidation on September 30, 2003, and the Company commenced liquidation shortly thereafter. As a result, the Company has changed its basis of accounting for periods subsequent to September 30, 2003, from the going concern basis to the liquidation basis.”

During the years ended December 31, 2002 and December 31, 2003, and subsequent interim period through February 22, 2005 there were no reportable events as described in Item 304(a) (1) (v) of Regulation S-K and no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter in connection with their opinion.

The interim financial statements contained in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, were filed with the SEC on May 5, 2004, August 6, 2004 and November 2, 2004, respectively, without review by KPMG or review by an independent accountant as required under SEC Rule 10-01(d) of Regulation S-X. The Company has not yet engaged an independent registered public accounting firm to replace KPMG, but is actively engaged in discussions with several candidates. The Company intends to have the independent registered public accounting firm that is engaged for fiscal year 2004 complete the required reviews of the financial statements for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 and to file amended Quarterly Reports on Form 10-Q/A upon completion of the reviews.

The Company provided KPMG with a copy of the disclosure contained in this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. Such letter is attached as exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

16.1   Letter from KPMG LLP, dated February 24, 2005, relating to the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S WIND-UP CORPORATON

/s/ Irv H. Lichtenwald
Irv H. Lichtenwald
Date: February 25, 2005	Director

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP to The Securities and Exchange Commission dated February 24, 2005	Filed with this document

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